                               EXHIBIT (8)(g)(1)

                AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT AMONG
                      VARIABLE INSURANCE PRODUCTS FUND II,
                     FIDELITY DISTRIBUTORS CORPORATION AND
                       AUSA LIFE INSURANCE COMPANY, INC.
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                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT

AUSA Life Insurance Company, Inc., Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated August 31, 2000, as amended, by doing the following:

     The Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the Effective Date of the Agreement.

AUSA LIFE INSURANCE COMPANY, INC.

By:  /s/ Larry N. Norman
     ---------------------------------
     Larry N. Norman
     Vice President


VARIABLE INSURANCE PRODUCTS FUND II

By:  /s/ Robert C. Pozen
     ---------------------------------
     Robert C. Pozen
     Senior Vice President


FIDELITY DISTRIBUTORS CORPORATION

By:  /s/ Mike Kellogg
     ---------------------------------
     Mike Kellogg
     Executive Vice President
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                                   Schedule A
                                   ----------

                   Separate Accounts and Associated Contracts
                   ------------------------------------------

Name of Separate Account and                Policy Form Numbers of Contracts
Date Established by Board of Directors      Funded By Separate Account
--------------------------------------      --------------------------

AUSA Series Life Account                    Form Number:  VL03NY
(est. October 24, 1994)                     Product:  AUSA Financial
                                            Freedom Builder

Separate Account VA BNY                     Form Number:  AV343 101 90 396
(est. September 27, 1994)                   Product:  AUSA Landmark Variable
                                            Annuity